                                                                    Exhibit 32.1

              Certification of Chief Executive Officer
      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the
undersigned officer of MAXXAM Inc., a Delaware corporation (the "Company"), does hereby certify that:

     (a) the accompanying Quarterly Report on Form 10-Q for the quarter ended
September 30, 2005 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Date:    November 9, 2005            /S/         CHARLES  E. HURWITZ
                                     ------------------------------------------
                                                   Charles E. Hurwitz
                                                 Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter
63 of Title 18, United States Code).